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                                                                    EXHIBIT 10.7


                        STOCKHOLDER CONSENT AGREEMENT


    THIS AGREEMENT is made as of June 10, 1996, by and among G L INDUSTRIES
OF INDIANA, INC., an Indiana corporation (the "Company"), LAURENCE M.
LUKE, a Michigan resident ("Luke"), LDM INDUSTRIES INC., a Michigan corporation ("LDM"), and LAURENCE M. LUKE, TRUSTEE OF REVOCABLE LIVING TRUST DATED MARCH 22, 1996 ("Trustee"). Luke and LDM are sometimes referred to herein collectively as the "Stockholders". Company, Luke, LDM, and the Trustee are sometimes referred to herein collectively as the "Parties".

    RECITALS:

    A. The Stockholders are the owners of all of the issued and outstanding stock of the Company.

    B. On April 28, 1993, Company and the Stockholders executed an agreement ("Stockholder Agreement"), which contains certain conditions and restrictions concerning ownership of stock in the Company and certain other matters affecting the Company, including, but not limited to, restrictions on transfer of the stock of the Company.

    C. For personal estate planning reasons, Luke has requested the consent of the Company and of LDM to the transfer of his stock in the Company to the Trustee, and the Company and LDM are willing to approve such transfer, subject to the terms and conditions set forth below.


    NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements set forth below, and for other valuable consideration, the Parties agree as follows:

    1. WAIVER OF RESTRICTION ON TRANSFER. The Stockholders agree that Luke may transfer his two hundred fifty (250) shares of the common capital stock of the Company, represented by Certificate No. 9, to the Trustee, subject to the following conditions:

         A. The Trustee shall be subject to and bound by all covenants, conditions and requirements contained in the Stockholder Agreement;

         B. The Trustee shall hold the stock of the Company under the same terms and conditions as if it had not been transferred by Luke to the Trustee. For example, by way of illustration and not limitation, the Trustee shall be subject to the mandatory sale provisions of Section 3 of the Stockholder Agreement in the event of Luke's death; and

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         C.   The Trustee shall execute an Addendum to Stockholder Agreement, acknowledging receipt of copies of this Agreement and of the Stockholder Agreement, and agreeing to be bound by all the terms and conditions of the Stockholder Agreement and of this Agreement.

    2. MISCELLANEOUS PROVISIONS. This Agreement contains the entire understanding of the Parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements and understandings among the Parties with respect to the transactions contemplated by this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the Parties. Except as modified hereby, the Stockholder Agreement shall remain in full force and effect. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective personal and legal successors and assigns; provided, however, that neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties hereto. This Agreement and all transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Michigan.

    IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth above.

G L INDUSTRIES OF INDIANA, INC.




By:  [SIG]                            Laurence M. Luke
    -------------------------------   ---------------------------------------
                                      LAURENCE M. LUKE

LDM INDUSTRIES INC.



By:  [SIG]                            Laurence M. Luke
    -------------------------------   ---------------------------------------
                                      LAURENCE M. LUKE, TRUSTEE OF
                                      REVOCABLE LIVING TRUST DATED
                                      MARCH 22, 1996



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                      ADDENDUM TO STOCKHOLDER AGREEMENT



    Laurence M. Luke, Trustee of Revocable Living Trust dated March 22, 1996, in anticipation of and as a condition to becoming a shareholder of G L
Industries of Indiana, Inc., an Indiana corporation (the "Company"), does hereby adopt, accept and agree to be bound by all covenants, conditions and requirements of a certain Stockholder Agreement dated April 28, 1993 ("Stockholder Agreement"), by and among G L Industries of Indiana, Inc. and its shareholders, and of a certain Stockholder Consent Agreement dated as of June 10, 1996 ("Consent Agreement").



                               Laurence M. Luke
                               ------------------------------------------------
                               Laurence M. Luke, Trustee of Revocable Living Trust Dated March 22, 1996




June 10, 1996







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